UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): March 29, 2022

Haymaker Acquisition Corp. III

(Exact name of registrant as specified in its charter)

Delaware	001-40128	85-1791125
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

501 Madison Avenue, Floor 12 New York, NY	10022
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (212) 616-9600

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☒	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Units, each consisting of one share of Class A common stock and one-fourth of one redeemable warrant	HYACU	The NASDAQ Stock Market LLC
Class A common stock, par value $0.0001 per share	HYAC	The NASDAQ Stock Market LLC
Warrants, each whole warrant exercisable for one share of Class A common stock for $11.50 per share	HYACW	The NASDAQ Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section13(a) of the Exchange Act.  ☐

Item 7.01	Regulation FD Disclosure.

As previously announced, Haymaker Acquisition Corp. III, a Delaware corporation (the “Company”), entered into a Business Combination Agreement (the “Business Combination Agreement”) with Haymaker Sponsor III LLC, a Delaware limited liability company, BioTE Holdings, LLC, a Nevada limited liability company (“Biote”), BioTE Management, LLC, a Nevada limited liability company, Dr. Gary Donovitz, in his individual capacity, and Teresa S. Weber, in her capacity as the members’ representative. The transactions contemplated by the Business Combination Agreement are referred to herein as the “Business Combination.”

Attached as Exhibit 99.1 to this Current Report on Form 8-K and incorporated into this Item 7.01 by reference is the analyst day presentation that the Company and Biote have prepared for use in connection with their analyst day, scheduled for March 29, 2022, related to the Business Combination.

The information in this Item 7.01 and Exhibit 99.1 attached hereto shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1993, as amended (the “Securities Act”) or the Exchange Act, except as expressly set forth by specific reference in such filing.

Important Information About the Business Combination and Where to Find It

In connection with the Business Combination, the Company has filed a preliminary proxy statement and intends to file a definitive proxy statement with the U.S. Securities and Exchange Commission (the “SEC”). This Current Report on Form 8-K does not contain all the information that should be considered concerning the Business Combination and is not intended to form the basis of any investment decision or any other decision in respect of the Business Combination. The Company’s stockholders and other interested persons are advised to read, when available, the preliminary proxy statement and, when available, the amendments thereto and the definitive proxy statement and other documents filed in connection with the Business Combination, as these materials will contain important information about Biote, the Company and the Business Combination. When available, the definitive proxy statement and other relevant materials for the Business Combination will be mailed to stockholders of the Company as of a record date to be established for voting on the Business Combination. Stockholders of the Company will also be able to obtain copies of the preliminary proxy statement, the definitive proxy statement and other documents filed with the SEC, without charge, once available, at the SEC’s website at www.sec.gov, or by directing a written request to: Haymaker, 501 Madison Avenue, 12th Floor, New York, NY 10022.

Participants in the Solicitation

The Company and its directors and executive officers may be deemed participants in the solicitation of proxies from the Company’s stockholders with respect to the Business Combination. A list of the names of those directors and executive officers and a description of their interests in the Company is contained in the Company’s preliminary proxy statement, which was filed with the SEC and is available free of charge at the SEC’s web site at www.sec.gov, or by directing a written request to the Company, 501 Madison Avenue, 12th Floor, New York, NY 10022. Additional information regarding the interests of such participants will be contained in the definitive proxy statement for the Business Combination when available.

Biote and its directors and executive officers may also be deemed to be participants in the solicitation of proxies from the stockholders of the Company in connection with the Business Combination. A list of the names of such directors and executive officers and information regarding their interests in the Business Combination is included in the Company’s preliminary proxy statement for the proposed Business Combination. Additional information regarding the interests of such participants will be contained in the definitive proxy statement for the Business Combination when available.

Forward-Looking Statements

This Current Report on Form 8-K contains certain “forward-looking statements” within the meaning of the federal U.S. securities laws with respect to the Business Combination between the Company and Biote, the benefits of the transaction, the amount of cash the transaction will provide Biote, the anticipated timing of the transaction, the services and markets of Biote, the Company’s expectations regarding future growth, results of operations, performance, future capital and other expenditures, competitive advantages, business prospects and opportunities, future plans and intentions, results, level of activities, performance, goals or achievements or other future events. These forward-looking statements generally are identified by words such as “anticipate”, “believe”, “expect”, “may”, “could”, “will”, “potential”, “intend”, “estimate”, “should”, “plan”, “predict”, or the negative or other variations of such statements, reflect the Company’s management’s current beliefs and assumptions and are based on the information currently available to the Company’s management. Forward-looking statements are predictions, projections and other statements about future events that are based on current expectations and assumptions and, as a result, are subject to risks and uncertainties. Many factors could cause actual results or developments to differ materially from those expressed or implied by such forward-looking statements, including but not limited to: (i) the risk that the transaction may not be completed in a timely manner or at all, which may adversely affect the price of the Company’s securities; (ii) the risk that the transaction may not be completed by the Company’s business combination deadline and the potential failure to obtain an extension of the business combination deadline if sought by the Company; (iii) the failure to satisfy the conditions to the consummation of the transaction, including the approval of the Business Combination Agreement by the stockholders of the Company, the satisfaction of the minimum cash amount following any redemptions by the Company’s public stockholders and the receipt of certain governmental and regulatory approvals; (iv) the lack of a third-party valuation in determining whether or not to pursue the proposed transaction; (v) the occurrence of any event, change or other circumstance that could give rise to the termination of the Business Combination Agreement; (vi) the effect of the announcement or pendency of the transaction on Biote’s business relationships, operating results and business generally; (vii) risks that the proposed transaction disrupts current plans and operations of Biote; (viii) the outcome of any legal proceedings that may be instituted against Biote or the Company related to the Business Combination Agreement or the proposed transaction; (ix) the ability to maintain the listing of the Company’s securities on a national securities exchange; (x) changes in the competitive industries in which Biote operates, variations in operating performance across competitors, changes in laws and regulations affecting Biote’s business and changes in the combined capital structure; (xi) the ability to implement business plans, forecasts and other expectations after the completion of the proposed transaction, and identify and realize additional opportunities; (xii) the risk of downturns in the market and Biote’s industry including, but not limited to, as a result of the COVID-19 pandemic; (xiii) costs related to the transaction and the failure to realize anticipated benefits of the transaction or to realize estimated pro forma results and underlying assumptions, including with respect to estimated stockholder redemptions; (xiv) the inability to complete the Truist debt financing; and (xv) risks and uncertainties related to Biote’s business, including, but not limited to, those related to regulation, its supply chain, its executive influence, its limited operating history, highly competitive markets and competition, data privacy and cybersecurity, its ability to grow, its financial condition and potential dilution, its forecasts, expansion, intellectual property, current or future litigation, capital requirements and the need for additional capital, physician training, relationships with physicians, its key employees and qualified personnel, third-party manufacturers, regulatory scrutiny of the pharmacy compounding industry, health care fraud and abuse, HIPAA, and its nutraceutical business. The foregoing list of factors is not exclusive. You should carefully consider the foregoing factors and the other risks and uncertainties described in the “Risk Factors” section of the proxy statement and other documents filed by the Company from time to time with the SEC. These filings identify and address other important risks and uncertainties that could cause actual events and results to differ materially from those contained in the forward-looking statements. Forward-looking statements speak only as of the date on which they are made, and neither Biote nor the Company assume any obligation to update or revise any forward-looking statements or other information contained herein, whether as a result of new information, future events or otherwise. You are cautioned not to put undue reliance on these forward-looking statements. Neither the Company nor Biote gives any assurance that either the Company or Biote, or the combined company, will achieve its expectations.

Non-Solicitation

This Current Report on Form 8-K is not a proxy statement or solicitation of a proxy, consent or authorization with respect to any securities or in respect of the Business Combination or any other matter and shall not constitute an offer to sell or a solicitation of an offer to buy the securities of the Company, Biote or the combined company, nor shall there be any sale of any such securities in any state or jurisdiction in which such offer, solicitation, or sale would be unlawful prior to registration or qualification under the securities laws of such state or jurisdiction. No offer of securities shall be made except by means of a prospectus meeting the requirements of the Securities Act.

Item 9.01.	Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description

99.1	Analyst Day Presentation, dated March 29, 2022.

104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

HAYMAKER ACQUISITION CORP. III

By:	/s/ Christopher Bradley
Name:	Christopher Bradley
Title:	Chief Financial Officer

Date: March 30, 2022

Exhibit 99.1 March 29, 2022 Analyst Day Presentation Confidential Material – Do Not Distribute

Disclaimer About this Presentation This presentation (this “Presentation”) is for informational purposes only to assist interested parties in making their own evaluation with respect to the proposed business combination (the “Business Combination”) between Haymaker Acquisition Corp. III (“Haymaker”) and BioTE Holdings, LLC (“Biote”) and for no other purpose. The information contained herein does not purport to be all-inclusive and none of Haymaker, Biote or their respective affiliates or representatives makes any representation or warranty, express or implied, as to the accuracy, completeness or reliability of the information contained in this Presentation. Viewers of this Presentation should make their own evaluation of Biote and of the relevance and accuracy of the information contained herein and should make such other investigations as they deem necessary. This Presentation does not constitute (i) a solicitation of a proxy, consent or authorization with respect to any securities or in respect of the proposed Business Combination or (ii) an offer to sell, a solicitation of an offer to buy, or a recommendation to purchase any security of Haymaker, Biote, or any of their respective affiliates, nor shall there be any sale of securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such jurisdiction. You should not construe the contents of this Presentation as legal, tax, accounting or investment advice or a recommendation. You should consult your own counsel and tax and financial advisors as to legal and related matters concerning the matters described herein, and, by accepting this Presentation, you confirm that you are not relying upon the information contained herein to make any investment decision. The distribution of this Presentation may also be restricted by law and persons into whose possession this Presentation comes should inform themselves about and observe any such restrictions. The recipient acknowledges that it is (a) aware that the U.S. securities laws prohibit any person who has material, non-public information concerning a company from purchasing or selling securities of such company or from communicating such information to any other person under circumstances in which it is reasonably foreseeable that such person is likely to purchase or sell such securities, and (b) familiar with the Securities Exchange Act of 1934, as amended, and the rules and regulations promulgated thereunder (collectively, the “Exchange Act”), and that the recipient will neither use, nor cause any third party to use, this Presentation or any information contained herein in contravention of the Exchange Act, including, without limitation, Rule10b-5 thereunder. This Presentation and information contained herein constitutes confidential information and is provided to you on the condition that you agree that you will hold it in strict confidence and not reproduce, disclose, forward or distribute it in whole or in part without the prior written consent of Haymaker and Biote and is intended for the recipient hereof only. Forward-Looking Statements Certain statements in this Presentation may be considered “forward-looking statements” within the meaning of the provisions of the United States Private Securities Litigation Reform Act of 1995. Forward-looking statements generally relate to future events of Haymaker’s or Biote’s future financial or operating performance. For example, projections of future revenue and other metrics are forward-looking statements. In some cases, you can identify forward-looking statements by terminology such as “may”, “should”, “expect”, “intend”, “will”, “estimate”, “anticipate”, “believe”, “predict”, “project”, “target”, “plan”, “potential” or “continue”, or the negatives of these terms or variations of them or similar terminology. Such forward-looking statements are subject to risks, uncertainties, and other factors which could cause actual results to differ materially from those expressed or implied by such forward-looking statements. These forward-looking statements are based upon estimates and assumptions that are inherently uncertain. Nothing in this Presentation should be regarded as a representation by any person that the forward-looking statements set forth herein will be achieved or that any of the contemplated results of such forward-looking statements will be achieved. You should not place undue reliance on forward-looking statements. Any forward-looking statements included in this Presentation speak only as of the date they are made, and neither Haymaker nor Biote undertakes any duty to update these forward-looking statements. Financial Information; Non-GAAP Financial Measures This Presentation includes certain financial measures not presented in accordance with generally accepted accounting principles (“GAAP”) including, but not limited to, EBITDA and EBITDA Margin. These non-GAAP financial measures are not measures of financial performance in accordance with GAAP and may exclude items that are significant in understanding and assessing Biote’s financial results. Therefore, these measures should not be considered in isolation or as an alternative to net income, cash flows from operations or other measures of profitability, liquidity or performance under GAAP. You should be aware that the presentation of these measures may not be comparable to similarly- titled measures used by other companies. Haymaker and Biote believe these non-GAAP measures provide useful information to management and investors regarding certain financial and business trends relating to Biote’s financial condition and results of operations. Haymaker and Biote believe that the use of these non-GAAP financial measures provides an additional tool for investors to use in evaluating ongoing operating results and trends in and in comparing Biote’s financial results with other similar companies, many of which present similar non-GAAP financial measures to investors. These non-GAAP financial measures are subject to inherent limitations as they reflect the exercise of judgments by management about which expense and income are excluded or included in determining these non-GAAP financial measures. This Presentation also includes certain projections of non-GAAP financial measures. Due to the high variability and difficulty in making accurate forecasts and projections of some of the information excluded from these projected measures, together with some of the excluded information not being ascertainable or accessible, Haymaker and Biote are unable to quantify certain amounts that would be required to be included in the most directly comparable GAAP financial measures without unreasonable effort. Consequently, no disclosure of estimated comparable GAAP measures is included and no reconciliation of the forward-looking non-GAAP financial measures is included. Certain monetary amounts, percentages and other figures included in this Presentation have been subject to rounding adjustments. Certain other amounts that appear in this Presentation may not sum due to rounding. Use of Projections This Presentation contains financial forecasts with respect to Haymaker and Biote’s projected financial results, including Revenue, EBITDA and EBITDA Margin. Neither Haymaker’s nor Biote’s independent auditors have audited, reviewed, compiled or performed any procedures with respect to the projections for the purpose of their inclusion in this Presentation, and accordingly, they did not express an opinion or provide any other form of assurance with respect thereto for the purpose of this Presentation. These projections should not be relied upon as being necessarily indicative of future results. The assumptions and estimates underlying the prospective financial information are inherently uncertain and are subject to a wide variety of significant business, economic and competitive risks and uncertainties that could cause actual results to differ materially from those contained in the prospective financial information. Accordingly, there can be no assurance that the prospective results are indicative of the future performance of Biote or that actual results will not differ materially from those presented in the prospective financial information. Inclusion of the prospective financial information in this Presentation should not be regarded as a representation by any person that the results contained in the prospective financial information will be achieved. Industry and Market Data This Presentation includes certain information and statistics obtained from third-party sources. Neither Haymaker nor Biote has independently verified the accuracy or completeness of any such third-party information. Additional Information about the Business Combination and Where to Find It In connection with the proposed Business Combination, Haymaker has filed a preliminary proxy statement and plans to file a definitive proxy statement with the SEC. This Presentation does not contain all the information that should be considered concerning the proposed Business Combination and is not intended to form the basis of any investment decision or any other decision in respect of the Business Combination. Haymaker’s stockholders and other interested persons are advised to read, when available, the preliminary proxy statement and the amendments thereto and the proxy statement and other documents filed in connection with the proposed Business Combination, as these materials will contain important information about Haymaker, Biote and the Business Combination. When available, the proxy statement and other relevant materials for the proposed Business Combination will be mailed to stockholders of Haymaker as of a record date to be established for voting on the proposed Business Combination. Stockholders will also be able to obtain copies of the preliminary proxy statement, the definitive proxy statement and other documents filed with the SEC, without charge, once available, at the SEC’s website at www.sec.gov, or by directing a request to: Haymaker Acquisition Corp. III, 501 Madison Avenue, Floor 12, New York, NY 10022. Participants in Solicitation Haymaker, Biote and their respective directors, executive officers and other members of their management and employees may be deemed to be participants in the solicitation of proxies of Haymaker stockholders in connection with the potential transaction described herein under the rules of the SEC. Investors and security holders may obtain more detailed information regarding the names, affiliations and interests of Haymaker’s directors in the proxy statement relating to the proposed Business Combination when it is filed with the SEC. These documents may be obtained free of charge from the sources indicated above. 2 Confidential Material – Do Not Distribute

Biote Analyst Day – March 29, 2022 Today’s Agenda • Introductions Terry Weber • General Presentation on Biote’s Business Chief Executive Officer, Biote Mickey Karram, MD • Clinical and Provider Presentation Medical Advisory Board, Biote Robb Gibbins • Financial and Key Commercial Metrics Presentation Chief Financial Officer, Biote Andrew Heyer • Transaction Overview President, Haymaker III Marc Beer • Discussion of Comparables Chairman, Biote 3 Confidential Material – Do Not Distribute

Terry Weber Robb Gibbins, Marc Beer Steven Heyer Andrew Heyer CEO Chairman Chairman and CEO President and Director CPA, CFA Biote Medical Biote Medical Haymaker Acquisition Corp. III Haymaker Acquisition Corp. III CFO Biote Medical 25+ years of experience as 25+ years of experience as an executive 40+ years of experience as an 40+ years of experience in senior executive in healthcare, in biotechnology, pharmaceutical, device operator and investor investing 25+ years of experience as senior consumer, and retail industries and diagnostic industries financial executive Previous Experiences Allgoods, LLC (Chairman) 4 Confidential Material – Do Not Distribute

Why We Like Biote

Haymaker III Investment Criteria	Biote
$750M – $2bn consumer, retail, media, or hospitality business with channel advantages	Market leader in health & wellness category driving rapid, profitable growth through highly attractive physician channel
Differentiated market leader with competitive advantages that can benefit from our expertise	Proprietary operating model yielding long-term patient satisfaction for providers and includes exceptional provider retention rates with strong brand-building opportunity
Experience-based, consumer and partner-centric business model at the intersection of consumer and health care	10-year track record comprising 2.5M+ completed procedures by 5,300+ certified providers with their ~300k active patients with massive penetration opportunity remaining
Public-caliber management team	Proven leadership team with demonstrated experience catalyzing permanent industry transformation
Optimized matrix of growth, operating leverage, and predictability	Asset-light, franchisor-like economic model with ~30% EBITDA margins and annuity-like revenues growing at a 23% CAGR(1)

(1) 2022E EBITDA Margin = 30%, 2020-2022E Revenue CAGR = 23%

Reflects preliminary estimates from Company Management. Actual results may differ materially from these estimates. Estimates should not be viewed as a substitute for our full annual financial statements, and are not necessarily indicative of the results to be expected for any future period.

Confidential Material – Do Not Distribute

5

Biote's Numbers Speak for Themselves

$160M—$166M
2022E Revenue

$46M—$50M
2022E EBITDA

~20%
2020A – 2022E Net Revenue CAGR

~20%
2020A – 2022E EBITDA CAGR

~29%
2022E EBITDA Margin

300k+
Active Patients of Providers

90%
Clinic Retention Rate

5,300+
Providers Treating Patients in 2,800+ Clinics

biote

- >11x Next-Largest Competitor[(1)]
- $7bn+ Hormone Replacement Therapy Market[(2)]
- Accelerated Growth
- Exceptional Margins
- Asset-Light
- Loyal Customer Base

(1) Published publicly available data on providers.
(2) Market Data Forecast, North America HRT Market Size

Reflects preliminary estimates from Company Management. Actual results may differ materially from these estimates. Estimates should not be viewed as a substitute for our full annual financial statements, and are not necessarily indicative of the results to be expected for any future period.

Confidential Material – Do Not Distribute

6 biote

Transforming Healthy Aging • Innovative, personalized hormone therapy delivered by Biote- certified providers with 10-year track record of patient satisfaction • High-growth, profitable, health & wellness company with continued growth potential in the US and globally • Commercial expertise with 5,300+ Biote-certified providers (~2% of addressable market) treating 300,000+ active patients • Proprietary treatment program and protocols with high barriers to entry • 90% clinic retention rate with annuity-like, cash-pay business model 7 Confidential Material – Do Not Distribute

How Hormone Deficiency is Related to Risky and Debilitating Diseases

Hormone Deficiency Symptoms[1]

After the age of 40, many of us begin to face these...



- Low energy
- Insomnia
- Decreased libido
- Brain fog
- Irritability
- Depression
- Hot flashes / sweats
- Bladder problems

Related Diseases

People with hormone deficiency are at increased risk of...

- Heart disease[2][3]
- Breast cancer[4][5]
- Osteoporosis[6]
- Neurodegenerative disease (Alzheimer's, Parkinson's, Huntington's)[7]



(1) Cardozo et al, Am J OB/GYN, 1984.
(2) Mechanisms of testosterone deficiency-related endothelial dysfuntion. Antonopoulous AS and Antoniades C. Hellenic J Cardiol. 2018 Jun 8. pii:@1109-9666(18)30168-4.
(3) Abraham Morgantaler et al., Testosterone therapy and cardiovascular Risk: Advances and Controversies, Mayo Clinic Proceedings 2015;90:224-51.
(4) Donovitz et al. European Journal Breast Health 2021.
(5) Glaser RL, York AE, Dimitrakakis C, Incidence of invasive breast cancer in women treated with testosterone implants: a prospective 10-year cohort study, BMC Cancer (2019) 19:1271.
(6) STUDD, J WW, ET AL (1990) AM JOURNAL/GYN 163, 1474-1479.
(7) Friedman E. 2013. How you and Your doctor can fight Breast cancer, Prostate cancer, and Alzheimer's. Prometheus New York.

Confidential Material – Do Not Distribute

8 biote

Hormone Therapy is Proven to Provide Symptom Relief (1) (1) (2) Symptom Prevalence Complete Relief Change in Symptom Severity (%) (%) (%) 81.7 Hot flashes / sweats 90.8 ↓ 69 73.5 Insomnia 61.4 ↓ 62 50.0 Dyspareunia 71.6 ↓ 76 83.3 Loss of libido 67.0 ↓ 73 84.2 Irritability 73.3 ↓ 66 79.2 Depression 75.8 ↓ 68 75.0 Lethargy 65.9 ↓ 66 (1) Cardozo et al, Am J OB/GYN, 1984. (2) Glaser et al, Maturitas 2011. 9 Confidential Material – Do Not Distribute

Hormone Deficiency Affects 200M Americans (1) (2) with ~80% Untreated Addressable Patient Population Female Male Hormone Replacement •Women's estradiol •Men experience a 44% Therapy levels decline 67% from reduction of $7bn+ the mid 40s to the mid testosterone between (9) +7% CAGR (3) (6) 50s ages 30 and 74 Bioidentical pellet therapy, integrated nutraceuticals •~47M women affected •20M men over age 45 with menopausal are affected by symptoms (75% of hypogonadism and 10- (4) women over age 50) 12% of those affected undergo testosterone •28% undergo HRT (7) treatment (13M), 31% of those (5) undergo bHRT (4M) (1) Assumes 50:50 ratio of men:women. (6) Cleveland Clinic, 2018 (2) Untreated hormone deficiency. NAMS Survey, 2015 & HINDAWI Journal of Hormones. (7) International Journal of Clinical Practice, 2006 & HINDAWI Journal of Hormones. (3) J Clin Endocrinol Metab, March 2011. (8) Market Data Forecast, North America Anti-Aging Market Size 10 (4) 2019 Census Data Estimate & Health Qual Life Outcomes, 2005 (9) Market Data Forecast, North America HRT Market Size Confidential Material – Do Not Distribute (5) NAMS Survey, 2015

Biote Offers Providers a Convenient Hormone Therapy Solution in a Clinical Setting Medically prescribed by Over-the-Counter Pills providers × Not medically prescribed Personalized dosage with × One-size-fits all approach sustained release × Self-administered × Risk of inconsistent compliance Convenient treatment by providers Prescription Creams, Patches, Enhanced compliance Pills, Injectables × Over-the-counter or medically prescribed High retention × Dosages vary by application × Self-administered × Risk of inconsistent compliance 11 Confidential Material – Do Not Distribute

Complementary Portfolio of Treatments for Providers to Address Clear Consumer Health Needs

Biote Method

- **Proprietary** BioTracker Practice Management Software
- **Unparalled** medical training and practice certification
- **Best-in-Class** digital and point-of-care marketing support
- **Robust** database of 2.5 million provider patient insertions

Nutraceuticals

- **Dietary supplements** that are supportive to patients undergoing pellet therapy performed by providers
- **High-tech** cosmeceuticals and peptide cosmeceuticals
- Key supplements that focus on **foundational health** for all
- Nutras accounted for **~20% of revenue** in 2021



Revenue


($ in millions)
% of '22 Revenue
$116
$139
$160-$166
1%
20%
79%
2020A
2021A
2022E
A = Actual
E = Estimated
Procedure Fees
Nutraceutical
Other(1)

(1) Other revenue includes revenues from Trocar, Training and Shipping.

Reflects preliminary estimates from Company Management. Actual results may differ materially from these estimates. Estimates should not be viewed as a substitute for our full annual financial statements, and are not necessarily indicative of the results to be expected for any future period.

Confidential Material – Do Not Distribute

12 biote

Scaled Market Leader with Differentiated Provider Business Model and Unparalleled Operating Experience

Sales

- **80+** national field sales team
- **9** regional teams
- **5** corporate sales operations
- **Ongoing** professional training

Marketing

- **In-house full-service** marketing and analytics capabilities
- **Omnichannel** expertise
- **All tactical execution** handled internally
- **Media buying** capabilities across all digital channels

Training

- **1** national training center
- **5** regional training centers
- **7** medical advisors
- **10** clinical faculty
- **69** experienced mentors

Customer Support Staff

- **10+** in-house customer support professionals
- **6** physicians on therapy hot-line

Research Commitment with the Support of Biote-Certified Providers

Breast Cancer Study(1)

- Published 9-year retrospective review
- Demonstrated testosterone is breast protective, particularly when delivered by subcutaneous pellet therapy
- Testosterone and/or Testosterone/Estradiol delivered subcutaneously significantly reduced the incidence of breast cancer

Safety Study(2)

- Review of 7 years of data from 2012-2019
- Identified adverse events for males and females who underwent subcutaneous pellet therapy
- Overall complication rate was <1%

(1) Based on Biote-certified clinician data. Published in European Journal of Breast Health.
(2) Based on Biote-certified clinician data. Published in Therapeutic Advances in Endocrinology and Metabolism, 2021.

Confidential Material – Do Not Distribute

13 biote

Biote Has An Exceptional Financial Profile Financial Summary Key Stats Revenue ($ in millions) 20% 300k+ ’20-’22 Revenue $160-166 Active Patients of $139 $116 CAGR Providers on Therapy $110 2019A 2020A 2021A 2022E ~29% EBITDA 90% 2022E Margin Clinic Retention Rate EBITDA ($ in millions) $46-50 $36 $33 $24 $160M—166M 5,300+ $46M—50M Providers in 2,800+ 2022E 2019A 2020A 2021A 2022E % Margin Clinics Treating Patients Revenue / EBITDA 22% 28% 26% ~29% 14 Reflects preliminary estimates from Company Management. Actual results may differ materially from these estimates. Estimates should not be viewed Confidential Material – Do Not Distribute as a substitute for our full annual financial statements, and are not necessarily indicative of the results to be expected for any future period.

Biote's End-to-End Practice-Building Platform Drives Clinic Success and Differentiates the Brand

Biote Proprietary Business Model

Didactic and Clinical Certification Training + Proprietary Practice Management Software + Clinical Decision Support System + Access to High Quality Dietary Supplements + Practice Training and Support = Practice Retention

Biote's Competitive Moat

- ✓ Biote-trained clinic network is **~11x larger**[1] than that of the closest competitor in a highly fragmented market
- ✓ 2.5M+ procedures performed by Biote-certified providers help us **continue to refine** our platform
- ✓ **Digital transformation** enables business innovation and best-in-class marketing tech

(1) Data on file.

Confidential Material – Do Not Distribute

15 biote

Didactic and Clinical Certification Training • Intensive 2-day training at Biote training centers • Scientific content on disease, diagnosis & treatment • Real-world / live clinical education • Practice certification Didactic and • Comprehensive 2-day front- and back-office staff Clinical training: Certification Training • Software systems training • Marketing • Best-practice logistics 16 Confidential Material – Do Not Distribute

Proprietary Practice Management Software • Exclusive “Biote Method” software • Enables critical aspects of running a hormone optimization clinic • Ordering via third party outsourcing facilities Proprietary • Inventory management Practice • Patient treatment tracking Management Software • System interface with Biote & other suppliers 17 Confidential Material – Do Not Distribute

Clinical Decision Support System • Assists practitioners in providing individualized treatment options to patients • Supported by practitioner data collected over the past 10 years and 2.5 million procedures Clinical • Reference section includes clinical data, Decision published literature, and clinical guidelines Support support physician dosing and treatment System decisions 18 Confidential Material – Do Not Distribute

Access to High Quality Dietary Supplements and Data about Hormone Optimization Products • Biote-certified practitioners have access to outsourcing facilities offering high quality hormone products. • Biote-branded dietary supplements are contract manufactured by industry-leading suppliers • Address common deficiencies identified in Access to High patient bloodwork Quality Dietary Supplements • Important adjuncts to hormone optimization and Data about Hormone • Sold by Biote-certified practitioners Optimization Products 19 Confidential Material – Do Not Distribute

Continuing Practice Education and Support • Biote Practice Development Manager assigned to accounts – ensures smooth start and scale up • Established pre- and post-launch clinic SOPs • Practitioner mentorship for 24 months Continuing • 24-hour “Therapy Line” for professional clinical Practice support Education and Support • Training refreshers annually and training for new staff & practitioners • Continuing education webinars 20 Confidential Material – Do Not Distribute

Hear from our Practitioners 21 Confidential Material – Do Not Distribute

Proven Model Poised for Significant Growth Opportunity to expand our universe of targeted providers Total providers in U.S. Including Physicians and NPs involved in Patient Care 1,200,000 Providers with relevant specialties Including IM, GP, FP, OB-GYN, Urology 260,000 Currently targeted specialty group Top three deciles from relevant specialties 78,000 Providers in 2,800+ clinics currently contracted with Biote 5,300+ 22 Confidential Material – Do Not Distribute

Marketing Approach Biote-Branded Dietary Provider Patient Supplements • Direct consumers that are actively seeking • Provider acquisition targeting OBGYN, care from Biote-certified practitioners • Direct-to-Patient expansion Family Practice, Internal Medicine and through advanced AI ad tech, marketing • Biote Amazon store launch Urologists segmentation, social media, influencer • Direct-to-consumer launch • Digital-first lead generation, search engine marketing, and on Biote.com Find-a- marketing, social media, programmatic Provider media, CRM and engaging web experiences • Education for patients through journey- on Biote.com based CRM Focus on Digital Marketing Automation/CRM Journey Based & Re-targeting 23 Confidential Material – Do Not Distribute

In-House Full-Service Marketing Digital Traditional • Website/eCommerce • Strategy, creative, execution & • Email • Sales Collateral deployment• Social Media • Public Relations • Paid Media- SEM, Paid • Web & media asset development Social, Programmatic (Display & TV) • Omnichannel management • SEO • Content Marketing • Lead generation & marketing Video • Webinars • YouTube • Influencer automation • Training • 3rd Party – Amazon • Tracking & analytics • Testimonials 24 Confidential Material – Do Not Distribute

Strength & Value of the Biote Brand The Biote brand… • Represents the ability for patients to be the “best version of themselves” • Reinforces a science-based, patient-focused approach to hormone health The Biote brand offers… • Complete branded system for certified practitioners • Longstanding name recognition • Point-of-sale brand placement, which has driven in-clinic brand identity The Biote brand enables… • Successful start-up, acquisition, and treatment of patients by practitioners • Practitioners to differentiate their practices • Practitioners to extend their profitability through Biote-branded dietary supplements 25 Confidential Material – Do Not Distribute

Compelling Value Proposition for Providers Number of Clinics ~2,800 2,606 2,166 1,616 1,112 2017A 2018A 2019A 2021A 2020A Annual Certified Clinic Financials Profit per Average Procedure Profit Ancillary Profit Clinic Profit Procedure Procedures + = Average Clinic $240 310 $74,400 $25,215 $99,615 x = Achieving average clinic performance requires ~25 procedures a month or 6 – 7 procedures per week 26 Confidential Material – Do Not Distribute

Geographic Scalability Geographic scalability of the business is both predictable and capital efficient with a solid base of certified providers and their patients in current core states Today Future Near-Term Expansion Markets • Mid West (10 States) • Current core states include TX, OK, NM, CO, AR, LA, MS, AL, GA, FL• Sales Force Optimization Profile • West Coast (6 States) ‒ Targeted provider lead gen • By 2022, Biote grew to 5,300+ certified providers in 2,800+ clinics • Mid Atlantic (11 States) • Core states generate 67% of Biote’s revenue• Northeast (7 States) Planned International Expansion 2023 Brazil Mexico Colombia Argentina Canada 27 Confidential Material – Do Not Distribute

Thank You 28 Confidential Material – Do Not Distribute

Mickey Karram, MD Clinical Professor of Ob/Gyn and Urogynecology University of Cincinnati Director of FPMRS Fellowship Training Program The Christ Hospital Cincinnati, Ohio 29 Confidential Material – Do Not Distribute

Dr. Mickey Karram Mickey Karram, MD, is an internationally renowned urogynecologist and pelvic surgeon. He is board certified in Obstetrics and Gynecology as well as Female Pelvic Medicine and Reconstructive Surgery. He completed his fellowship training in Urogynecology at Harbor UCLA School of Medicine. He is the Honorary Editor-In-Chief of the International Urogynecology Journal and the consumer publication Female Health Today, as well as the past president of the American Urogynecology Society. He has published more than 200 scientific articles and book chapters and has co-authored numerous textbooks including, “Urogynecology and Reconstructive Pelvic Surgery,” the “Atlas of Pelvic Anatomy and Gynecologic Surgery” along with a series of eight books entitled “Female Pelvic Surgery Video Atlas.” Dr Karram has directed numerous post-graduate teaching courses throughout the United States and abroad. He has been invited to lecture and perform demonstration surgeries throughout the United States, Europe, Asia, South America and Australia. Dr Karram has been designated by Good Housekeeping magazine as one of the “Best Doctors in America for Women.” He and his wife Mona co-founded the national, not-for-profit, Foundation for Female Health Awareness, which raises funds to support education and research for women’s health. 30 Confidential Material – Do Not Distribute Confidential Material – Do Not Distribute

My Story • Clinical and academic career in women’s health • Relationship with industry 1-Consultant for multiple medical device, biotech, and pharma companies 2-Identified visionary platforms, undertook appropriate research trials, and provided clinical talk tracks to provide value, creating disruptive opportunities in large therapeutic areas with unmet needs 31 Confidential Material – Do Not Distribute

Overview of Hormones in Men and Women • Hormones and the Endocrine system • Aging is associated with a loss of Sex Hormones in both Men (Andropause) and Women (Menopause). • Androgens (male hormone) • Estrogens (female hormone) 1 2 • Loss of hormones is more abrupt in women than in men. • Symptoms of hormone deprivation are ignored by many health care 3 providers. (1) J Clin Endocrinol Metab, March 2011. (2) Cleveland Clinic, 2018. (3) https://www.aarp.org/health/conditions-treatments/info-2018/menopause-symptoms-doctors-relief-treatment.html 32 Confidential Material – Do Not Distribute

Clinical Importance of Hormonal Balance in an Aging Population

- Medical evidence links hormone imbalance with both immediate symptoms *and* more serious health risks
- As many as 200 million Americans experience hormone imbalance[1]
- A serious treatment gap exists
  - Diagnosis is about symptoms, not just numbers
  - ~80% of Americans afflicted with hormone deficiency go untreated[1 2]
  - Effective therapeutic options exist, but are underutilized
- A necessary solution starts with engagement and education… *of health care providers*

(1) NAMS Survey, 2015 & HINDAWI Journal of Hormones.

(2) Untreated hormone deficiency. Assumes 50:50 ratio of men:women

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Menopause: Epidemiology & Symptoms

- ~47 million women are affected by menopausal symptoms.[1]
- 67% reduction in estradiol between the mid-40s and mid-50s.[2]
- Men experience a 44% average reduction between ages 30 and 74.[3]
    - Testosterone is prevalent sex hormone in the female body
- Decline in hormone production and the resulting imbalance between estrogen and testosterone levels results in menopause symptoms:[4]
    - Hot Flashes
    - Night Sweats / Excessive sweating
    - Sleep disturbance
    - Irritability / Anxiety
    - Depressed Mood
    - Brain "Fog"
    - Low Libido
    - Vaginal Dryness
    - Fatigue / Exhaustion
    - Joint / Muscle Ache
    - Weight Gain
    - Bone Density decrease
- Can continue for 10 years or more.[5]

(1) 2019 Census Data Estimate & Health Qual Life Outcomes, 2005
(2) J Clin Endocrinol Metab, March 2011.
(3) Cleveland Clinic, 2018
(4) Cardozo et al, Am J OB/GYN, 1984.
(5) https://www.aarp.org/health/conditions-treatments/info-2018/menopause-symptoms-can-last-decades.html

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biote

Testosterone in women… Really? • Men do not have a monopoly on Testosterone. • Testosterone is also produced in the ovaries, but ~ a tenth of that in males. • Testosterone contributes to regulation of body functions in women. • Control sex drive, promote muscle mass and increase energy. • In menopause, women experience a decline in testosterone. That decline is correlated to a reduced libido. 35 Confidential Material – Do Not Distribute

Andropause (Hypogonadism): Epidemiology & Symptoms

- Male hypogonadism is a deficiency in testosterone.
  - Serum Testosterone <300 ng/dL and one or more clinical symptoms.[1]
- Multiple studies: low testosterone is as high as 38.7% in males over 45. [2 3]
  - During a man's 20s, testosterone levels are 900 ng/dL or higher [4]
  - Levels decline 1 - 1.5% per year after age 30 [5]
  - Men experience a 44% average reduction between ages 30 and 74. [6]
- "Low T" is a clinical syndrome that relates to a man's clinical signs and symptoms -- not necessarily to the specific blood level: [7]
  - Decrease in libido
  - Erectile dysfunction (ED)
  - Memory, focus, and concentration issues
  - Sarcopenia or muscle loss
  - Decrease bone mineral density

(1) Male hypogonadism: Symptoms and treatment. J Adv Pharm Technol Res. 2010.
(2) Age Trends in the Level of Serum Testosterone and Other Hormones in Middle-Aged Men: Longitudinal Results from the Massachusetts Male Aging Study, The Journal of Clinical Endocrinology & Metabolism, 2002.
(3) Prevalence of hypogonadism in males aged at least 45 years: the HIM study. Int J Clin Pract. 2006
(4) Bhasin, S et. al. The Journal of clinical endocrinology and metabolism, 2011. 2430–2439. https://doi.org/10.1210/jc.2010-3012.
(5) Gray A, Feldman HA, McKinlay JB, Longcope C. Age, disease, and changing sex hormone levels in middle-aged men: results of the Massachusetts Male Aging Study. J Clin Endocrinol Metab. 1991 Nov.
(6) Cleveland Clinic, 2018
(7) https://my.clevelandclinic.org/health/diseases/15603-low-testosterone-male-hypogonadism

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36 biote

Provider Treatment Options Women • Menopause symptoms have been frequently treated with Estrogen. • Progesterone is co-administered for women of child-bearing age with an intact uterus. • FDA & EMA-approved forms: oral tablets, injectables, gels, creams and vaginal devices. • Both bioidentical and synthetic (ie.: conjugate equine estrogen) forms available. 1 • Testosterone therapy for female patients was recognized over 70 years. • Effective for menopausal symptom reduction. • Long-acting pellet therapy supplied by FDA 503B compounding pharmacies. Men 2 • Testosterone therapy is standard of care for treatment of hypogonadism/andropause. • Available in FDA & EMA-approved oral and transdermal formulations. • Also available as long-acting pellet therapy. (1) Greenblatt, et. al. “Indications for Hormonal Pellets in the Therapy of Endocrine and Gynecic Disorders.” American Journal of Obstetrics and Gynecology, 1949. (2) Testosterone therapy in hypogonadal men and potential prostate cancer risk: a systematic review. Int J Impot Res, 2009. 37 Confidential Material – Do Not Distribute

The Gender Divide – The Start

- 2002 Publication of the Women's Health Initiative (WHI) study erroneously frightened patients.
  - Sensational media reporting resulted in widespread abandonment of HRT use

- 2013 Publication of subsequent re-analysis was illuminating [1]
  - Combination of estrogen-synthetic progesterone show some negative BCA effect
  - Estrogen alone appeared to reduce risk of breast cancer
  - Estrogen alone appeared to reduce risk of hip fracture
  - Coronary heart disease risk was unaffected, but trended favorable

- Implications for HRT therapy for post-menopausal women

(1) Manson JE, Chlebowski RT, Stefanick ML, et al. Menopausal Hormone Therapy and Health Outcomes During the Intervention and Extended Poststopping Phases of the Women's Health Initiative Randomized Trials. JAMA. 2013;310(13):1353–1368. doi:10.1001/jama.2013.278040

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The Gender Divide – The Rest of the Story • Practitioner education in diagnosis and treatment of hormone imbalance is frequently dated. • Medical school often last significant education on menopause. 1 • Practitioners unprepared re: treating patients with optimal contemporary therapies. • Extensive peer-reviewed literature extolling the benefits of testosterone therapy, but FDA- approved medications exist only for males. • Treatment gap can be potentially filled by FDA-regulated compounding pharmacies. • But awareness of their existence is limited among Medical practitioners and the general public. • Few incentives for physicians to invest time and resource to learn new treatment modalities. (1) https://www.aarp.org/health/conditions-treatments/info-2018/menopause-symptoms-doctors-relief-treatment.html 39 Confidential Material – Do Not Distribute

Clinical Support for Treating Women with Testosterone

- Decades of clinical studies demonstrate the utility of testosterone for women.
- Multiple randomized clinical trials show that testosterone therapy results in statistically significant benefits to women with Hypoactive Sexual Desire Disorder.
  - Cochrane Collaboration's meta-analysis of 35 trials and 4,768 patients. [1]
  - Meta-analyses published in Fertility and Sterility in 2016. [2]
  - Lancet Diabetes and Endocrinology in 2020. [3]
- Same trials also chart the high degree of safety associated with testosterone.
  - No difference between testosterone therapy and placebo in serious adverse event rates.
- Two studies have shown no evidence of breast cancer risk. [4 5]
  - One by an independent investigator and one based on our own experience.
- Biote recently published its experience on over 1,000 procedures illustrating the pellet procedure is safe. [6]

(1) Somboonporn, et. al. Testosterone for peri and postmenopausal women. Cochrane Database of Systematic Reviews, 2009.
(2) Achilli, et. al. Efficacy and safety of transdermal testosterone in postmenopausal women with hypoactive sexual desire disorder: a systematic review and meta-analysis. Fertility and Sterility. 2016.
(3) Islam, et. al. Safety and efficacy of testosterone for women: a systematic review and meta-analysis of randomised controlled trial data. Lancet Diabetes Endocrinology. 7(10):754-66, 2019.
(4) Glaser, et. al. Incidence of invasive breast cancer in women treated with testosterone implants: a prospective 10-year cohort study, BMC Cancer, 2019.
(5) Donovitz, et. al. European Journal Breast Health, 2021.
(6) Donovitz, et. al. Therapeutic Advances in Endocrinology and Metabolism, 2021.

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Other Clinical Observations

- Two pellet-focused studies demonstrated efficacy and safety. [1,2]
- Cardozo et al (n=120) showed that E&T combination therapy showed positive relief of menopausal symptoms, including: [3]
  - Hot Flushes; Headache; Insomnia; Palpitations; Bone Pain; Dyspareunia; Loss of Libido; Irritability; Poor memory/concentration; Depression; and Lethargy
- Glaser et al (n=300) demonstrated testosterone therapy showed improvement in total menopausal symptoms score. [4]
  - Also showed improvement in psychological, somatic and urogenital scores
  - Higher doses of testosterone correlated with greater improvement in symptoms
- Literature: Clinical association of hormone optimization with beneficial effects on:
  - Cardiovascular risk [5,6]; Breast cancer risk [7,8]; Bone growth [9]; depressed mood and exhaustion. [10]

(1) Donovitz, et. al. Therapeutic Advances in Endocrinology and Metabolism, 2021
(2) Achilli, et. al. Fertility and Sterility. 2016.
(3) Cardozo et al, Am J OB/GYN, 1984.
(4) Glaser et al, Maturitas, 2011.
(5) Mechanisms of testosterone deficiency-related endothelial dysfuntion. Antonopoulous AS and Antoniades C. Hellenic J Cardiol. 2018 Jun 8. pii:@1109-9666(18)30168-4.
(6) Abraham Morgantaler et al., Testosterone therapy and cardiovascular Risk: Advances and Controversies, Mayo Clinic Proceedings 2015;90:224-51.
(7) Donovitz et al. European Journal Breast Health 2021.
(8) Glaser RL, York AE, Dimitrakakis C, Incidence of invasive breast cancer in women treated with testosterone implants: a prospective 10-year cohort study, BMC Cancer (2019) 19:1271.
(9) STUDD, J WW, ET AL (1990) AM JOURNAL/GYN 163, 1474-1479.
(10) Friedman E. 2013. How you and Your doctor can fight Breast cancer, Prostate cancer, and Alzheimer's. Prometheus New York.

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biote

Defining Hormone Optimization • Dispelling the MYTH that symptoms of menopause and andropause are normal affects of aging and cannot be safely treated. • Providing patients with standard QOL questionnaires and quantifying the impact of their symptoms before and during treatment. • Obtaining appropriate blood work prior to initiating treatment and monitoring blood levels while being treated. • Initiating appropriate, personalized dose of hormone therapy. 42 Confidential Material – Do Not Distribute

Biote’s Offering… and the Future • Biote’s end-to-end platform addresses key “gaps.” • Practitioner education & certification • Suite of critical practice management assets • Marketing • Introductions / Access to key therapies and products • Research shows testosterone pellet therapy has consistent, long-acting therapeutic effects. • Dietary supplements that are supportive to patients undergoing hormone therapy. • Committed to ongoing research & development. • Supplement improvements and product line expansion • Work Industry experts on the next wave of hormone therapeutics CONCEPT RESONATES VERY WELL WITH HEALTH CARE PROVIDERS AND TIMING IS GOOD 43 Confidential Material – Do Not Distribute

Thank You 44 Confidential Material – Do Not Distribute

Patient 45 Confidential Material – Do Not Distribute

Financials and Key Commercial Metrics 46 Confidential Material – Do Not Distribute

Impressive Financial Performance with Strong Growth, Profitability and Cash Flow Revenue EBITDA ($ in millions) ($ in millions) $160-166 $46-50 $139 $36 $116 $110 $33 $24 2019A 2020A 2021A 2022E 2019A 2020A 2021A 2022E % Gross Margin % Margin 60% 62% 65% 67% 22% 28% 26% ~29% ~20% ~20% ~29% 67% 2020A – 2022E 2020A – 2022E 2022E 2022E Net Revenue CAGR EBITDA CAGR EBITDA Margin Gross Profit Margin 47 Reflects preliminary estimates from Company Management. Actual results may differ materially from these estimates. Estimates should not be viewed Confidential Material – Do Not Distribute as a substitute for our full annual financial statements, and are not necessarily indicative of the results to be expected for any future period.

Biote Revenue Generation Education • Intensive medical and practice management training and certification prepares clinic 1 • Biote generates modest training revenue Inventory • Practice introduced to third party pharmacy • Practitioners order and maintain hormone inventory from outsourcing facilities via 2 Biote integrated software Procedure • Practitioner runs full lab panel – diagnoses patient • Treats patient, records procedure via Biote software 3 • Biote charges service fees per procedure Supplement • 78% of Biote-certified clinics offer Biote-branded supplements as of 2021 4• Biote generates revenue on sales to practice 48 Confidential Material – Do Not Distribute

Biote Business Model: Sources of Revenue • Biote charges service fees on every hormone optimization Procedure procedure 79% Revenue• Revenue per procedure on average: $180 • Patients are tested for hormone, vitamin and mineral values Dietary at initial practitioner visit • 78% of Biote-certified clinics offering Biote-branded Supplements 20% supplements as of 2021 • Expanding portfolio • Intensive two-day training and certification program Education, • Prepares medical and office staff to operate a hormone Training & Other optimization clinic 1% • Training fee charged to practitioners partially offsets Biote costs 49 Confidential Material – Do Not Distribute

Modeling Concepts • Clinic-based models → highly predictive • New clinic vs old clinic growth mix is stable / predictable • New clinics typically have a ramp up period • Existing sales force will deliver majority of revenue Quarterly growth in 2022 • Sales force expansion impacts new clinic acquisition & Annual • Significant impact expected in 2023 Metrics • Provider retention is high • Supplement business is predictable • 78% of Biote-certified clinics offering Biote-branded supplements as of 2021 50 Confidential Material – Do Not Distribute

Key Metrics For a Clinic-Based Model Key Metrics 2021 2022 Estimate Revenue $139 M $160-166 M Margin % 65% 67% EBITDA $36 M $46-50 M 2021 Total Clinics ~2,800 % of Biote-certified clinics offer Biote-branded 78% supplements as of 2021 Average Supplement Volume per Practice as of ~$13,500 2021 51 Confidential Material – Do Not Distribute

Impressive Financial Performance with Strong Growth, Profitability and Cash Flow Revenue EBITDA ($ in millions) ($ in millions) $160-166 $46-50 $139 $36 $116 $110 $33 $24 2019A 2020A 2021A 2022E 2019A 2020A 2021A 2022E % Gross Margin % Margin 60% 62% 65% 67% 22% 28% 26% ~29% ~20% ~20% ~29% 67% 2020A – 2022E 2020A – 2022E 2022E 2022E Net Revenue CAGR EBITDA CAGR EBITDA Margin Gross Profit Margin 52 Reflects preliminary estimates from Company Management. Actual results may differ materially from these estimates. Estimates should not be viewed Confidential Material – Do Not Distribute as a substitute for our full annual financial statements, and are not necessarily indicative of the results to be expected for any future period.

Exceptional Leadership Team with a Proven Track Record in Managing High Growth Businesses Gary Donovitz, MD Terry Weber Marc Beer Robb Gibbins Founder Chief Executive Officer Chairman Chief Financial Officer Joe Butler Cary Paulette Marybeth Conlon Kevin Key Jennifer Schimmel Chief Information Officer Vice President of Sales General Counsel Chief Digital Officer Head of Human Resources 53 Confidential Material – Do Not Distribute

Dedicated Corporate Staff 54 Confidential Material – Do Not Distribute

Investment Highlights Large Under-Penetrated Market Opportunity with Secular Tailwinds Fueling Sustainable Growth 1 Practice-Building Platform Designed to Take Hormone Optimization Mainstream 2 Proprietary Operating Model Creates Disruptive Flywheel Effect 3 Compelling Value Proposition for Practitioners and Their Patients 4 Proven Recurring Revenue Model Poised for Significant Market Penetration 5 Impressive Financial Performance with Strong Free Cash Flow and Profitability 6 Exceptional Leadership Team with a Proven Track Record in Managing High Growth Businesses 7 55 Confidential Material – Do Not Distribute

Transaction Overview ($ in millions, except share price) Sources of Funds Uses of Funds (1) (2) $318 $345 HYAC Cash in Trust Biote Equity Rollover Estimated Existing Balance Sheet Cash Prior to Closing 27 Secondary Proceeds 199 (2) 345 Cash to the Balance Sheet 179 Biote Equity Rollover HYAC Founder Shares 64 Haymaker Illustrative Transaction Fees and Expenses 39 New Debt 84 Biote Illustrative Transaction Fees and Expenses 12 HYAC Founder Shares 64 Total Sources of Funds $836 Total Uses of Funds $836 (3) Pro Forma Valuation (T) Pro Forma Ownership Illustrative Share Price $10.00 Pro Forma Shares Outstanding 72.6 Pro Forma Equity Value $726 Plus: Debt 125 Biote Existing HYAC Shareholders, Shareholders Less: Cash (179) Total 47.5% 52.5% Pro Forma Enterprise Value $672 Metric Multiple PF EV / 2022E Sales $160-166 4.0-4.2x $160.0 $166.0 4.2x 4.0x PF EV / 2022E EBITDA $46-50 13.4-14.6x $46.0 $50.0 14.6x 13.4x Company Sales and EBITDA come from its 2022E model. (1) Based on December 31, 2021 financial statements. (2) Excludes 10,000,000 Earnout Voting Shares to be issued to the Members at the Closing which will be subject to certain restrictions and potential forfeiture pending the achievement (if any) of certain earnout targets pursuant to the terms of the Business Combination Agreement, and up to 3,887,750 shares of Class A common stock to be issued to the Phantom Equity Holders pursuant to the Phantom Equity Acknowledgements. 56 (3) Assumes a share price of $10.00 per share. Excludes the dilutive impact of HYAC public warrants and founder warrants, and the new, to-be-established new incentive plan. Confidential Material – Do Not Distribute

Public Comparables Operational Benchmarking Consumer-oriented Healthcare Consumer Wellness 2021A – 2022E Sales CAGR Median: 26.6% Median: 10.5% k 2021A – 2022E EBITDA CAGR Median: 21.0% Median: 3.2% Source: Capital IQ and Company filings as of March 9, 2022. 57 Confidential Material – Do Not Distribute

Public Comparables Operational Benchmarking Consumer-orien Consumer ted Healthcar -orien eted Healthcare Consumer Consumer Welln ess Wellness 2022E EBITDA Margin Median: 31.6% Median: 19.7% (1) 2022E FCF Conversion Median: 80.3% Median: 98.0% Source: Capital IQ and Company filings as of March 9, 2022. Note: NM reflects a negative value. 58 (1) Calculated as (EBITDA – Capex) / EBITDA. Confidential Material – Do Not Distribute

Public Comparables Valuation Benchmarking Consumer-oriented Healthcare Consumer Wellness FV / 2022E Sales Median: 7.1x Median: 3.3x FV / 2022E EBITDA Median: 19.6x Median: 16.0x Source: Capital IQ and Company filings as of March 9, 2022. Note: NM reflects a negative multiple or a multiple greater than 100.0x. 59 Confidential Material – Do Not Distribute

Thank You 60 Confidential Material – Do Not Distribute

Overview Haymaker III 61 Confidential Material – Do Not Distribute

Overview of Haymaker III

Haymaker Acquisition Corp. III is a $318M SPAC with a mandate to transact in the consumer and consumer-related products, media, hospitality and services industries.

Haymaker III Overview

- Haymaker III is a **$318 million** Special Purpose Acquisition Company
- Looks to invest with and **partner** alongside businesses that are growing organically, with M&A upside potential
- Haymaker III boasts an **experienced SPAC management team** with deep roots in operations as well as capital markets
- **Long-standing relationships with institutional public and private investors** who have worked with HYAC management in the past
- Previously **successfully completed two business combinations:** Haymaker I with OneSpaWorld Holdings Ltd.; Haymaker II with Arko Corp.

Peerless Management Team

- **Uniquely qualified management team with extensive investing and operational experience**
  - **Steven Heyer,** CEO and Chairman, boasts C-suite experience in globally recognized consumer and hospitality companies including Coca-Cola, Starwood Hotels, Turner Broadcasting/Time Warner, Young & Rubicam and Booz Allen Hamilton
  - **Andrew Heyer,** President and Director, is the founder and CEO of Mistral Equity Partners, former Vice Chairman of CIBC World Markets and former Partner at Drexel Burnham Lambert with over 40 years of investing and structuring experience
- **Deep public and private board experience**

Unique Advantages

- Successful team of **both C-suite operators and private equity investors** with 40+ years' experience growing dozens of consumer and consumer-related products and services companies
- **Sponsorship beyond a business combination:** arranged and participated in rescue financing for OneSpaWorld; significant value-add to Arko through private label and marketing relationships
- **Ability to drive value post merger,** making Haymaker III a preferred merger partner vs. a traditional IPO or competing SPACs
- Haymaker Acquisition Corp. III is **supported by a large concentration of long-term holders** including mutual funds, insurance companies and individuals that want to invest more capital alongside a transaction (Haymaker I raised a $179 million PIPE from prominent institutional investors; Haymaker II similarly raised a $100 million PIPE from a premier investor)

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Risk Factors Risks Related to Our Industry and Business • The healthcare industry is highly regulated, and government authorities may determine that we have failed to comply with applicable laws, rules or regulations. • Our success will depend upon whether the Biote Method and our Biote-branded dietary supplements attain significant market acceptance among clinics, practitioners and their patients. • We plan to expand our operations to new markets outside the United States, creating a variety of operational challenges. • Outsourcing facilities produce bioidentical hormone pellets that we offer training on in the Biote Method and failure by • We may not be able to achieve or maintain satisfactory pricing and margins for our training and the Biote Method or the those parties to adequately perform their obligations could harm our business. Biote-branded dietary supplements we sell. • We and Biote-certified practitioners and Biote partnered clinics are reliant on AnazaoHealth Corporation, Right Value • Unforeseen and unpredictable factors affecting the operations of the FDA, U.S. Drug Enforcement Administration (the Drug Stores, Inc. and F.H. Investments, Inc. to support the manufacturing of bio-identical hormones for prescribers. “DEA”) and other government agencies, such as the COVID-19 pandemic and changes in funding for the FDA, DEA and other government agencies, could hinder their ability to hire and retain key leadership and other personnel, or otherwise • Biote-certified practitioners and Biote partnered clinics are concentrated in certain geographic regions, which makes us delay inspections of the 503B outsourcing facilities of our third-party dietary supplement contract manufacturers, which sensitive to regulatory, economic, environmental and competitive conditions in those regions. could negatively impact practitioners and our business. • The frequency of use by practitioners and clinics of the Biote Method may not increase at the rate that we anticipate or • The size of the markets for our current and future offerings has not been established with precision and may be smaller than at all. we estimate. • Adoption of the Biote Method depends upon appropriate practitioner training, and inadequate training may lead to • Our forecasted operating and financial results rely upon assumptions and analyses developed by us. If these assumptions and negative patient outcomes and adversely affect our business. analyses prove to be incorrect, our actual operating and financial results may be significantly below our forecasts. • The continuing development of our training depends upon our maintaining strong working relationships with Biote-• If our estimates or judgments relating to our critical accounting policies prove to be incorrect, our results of operations could certified practitioners and other medical personnel. be adversely affected. • We believe our long-term value as a company will be greater if we focus on growth, which may negatively impact our • Off-label promotion may result in civil and criminal fines and other penalties, as well as product liability suits, which could results of operations in the near term. be costly to our business. • We face significant competition, and if we are unable to compete effectively, we may not be able to achieve or • Biote intends to enter into a credit agreement which contains affirmative, negative and financial covenants that may limit its maintain expected levels of market penetration and market share, which could have a material adverse effect on our flexibility in operating its businesses. business, financial condition and results of operations. • Product liability lawsuits against us could cause us to incur substantial liabilities and to limit commercialization of any • We have a limited history operating a practice-building business for practitioners in the hormone optimization space, products that we may develop. which may make it difficult for an investor to evaluate the success of our business to date and to assess our future viability. • If we experience significant disruptions in our information technology systems, our business may be adversely affected. • Our quarterly results may fluctuate significantly and may not fully reflect the underlying performance of our business. • We may engage in strategic transactions that could impact our liquidity, increase our expenses and present significant distractions to our management. • If we are unable to attract and retain key employees and qualified personnel, or are unable to attract and retain contracts with Biote-certified practitioners, our ability to compete could be harmed. • Our insurance policies are expensive and only protect us from some business risks, which will leave us exposed to significant uninsured liabilities. 63 Confidential Material – Do Not Distribute

Risk Factors Risks Related to Regulation • Our employees, independent contractors, consultants, Biote-certified practitioners, Biote partnered clinics medical advisors and suppliers may engage in misconduct or other improper activities, including non-compliance with • We market dietary supplements and convenience kits, which are regulated by the FDA, and are subject to certain professional and regulatory standards and requirements, which could have a material adverse effect on our business. requirements under the FDCA and the laws enforced by the FTC. Our failure to meet those requirements could cause us to cease certain of our business activities and may involve the payment of financial penalties. • The COVID-19 pandemic has materially impacted the United States and global economies, and could have a material adverse impact on our employees, Biote partnered clinics or Biote-certified practitioners, which could adversely and • We have developed and market a method and training program where the practitioner may prescribe a compounded materially impact our business, financial condition and results of operations. bioidentical hormone. Compounded drugs are regulated by the FDA and are subject to certain requirements under the FDCA. Failure of compounding entities to meet those requirements could cause us to cease certain of our business activities • Extreme weather conditions, natural disasters, and other catastrophic events, including those caused by climate change, and may involve the payment of financial penalties. could negatively impact our results of operations and financial condition. • Compounded preparations and the pharmacy compounding industry are subject to regulatory scrutiny, which may impair our Risks Related to Intellectual Property growth and sales. • If we are unable to obtain and maintain patent protection for any products or methods we develop, or if the scope of the • If a compounded drug formulation provided through a compounding pharmacy or an outsourcing facility leads to patient patent protection obtained is not sufficiently broad, our competitors could develop and commercialize products similar injury or death or results in a product recall, we may be exposed to significant liabilities and reputational harm. or identical to our Biote-branded dietary supplements, and our ability to successfully commercialize any products we may develop may be adversely affected. If we are not able to maintain freedom to operate for our products from third • If the FDA takes regulatory action to implement any of the National Academies of Sciences, Engineering, and Medicine (the party intellectual property rights, our ability to commercialize products may be limited unless we secure a license to “NASEM”) recommendations for compounded bioidentical hormones, this may have a substantial effect on the ability of the such rights. outsourcing facilities to compound the hormone pellets utilized by Biote-certified practitioners, which would have a substantially negative impact on Biote’s revenue and business operations. • We may become a party to intellectual property litigation or administrative proceedings that could be costly and could interfere with our ability to sell and market the Biote Method and our Biote-branded dietary supplements. • Failure to comply with the FDCA and analogous state laws and regulations can result in administrative, civil, criminal penalties. • If we are unable to protect the confidentiality of our other proprietary information, our business and competitive position may be harmed. • If we fail to comply with FDA or state regulations governing our Biote-branded dietary supplements, our business could suffer. • We may be subject to claims that we or our employees, consultants or contractors have wrongfully used, disclosed or otherwise misappropriated the intellectual property of a third party, including trade secrets or know-how, or are in • If we fail to comply with FDA regulations governing our medical device products, our business could suffer. breach of non-competition or non-solicitation agreements with our competitors or claims asserting an ownership interest in intellectual property we regard as our own. • If we fail to comply with healthcare and other governmental regulations, we could face substantial penalties and our business, financial condition and results of operations could be adversely affected. • We may be subject to claims challenging our intellectual property • Our relationships with Biote-certified practitioners and Biote partnered clinics in connection with our current and future • If our trademarks and trade names are not adequately protected, then we may not be able to build brand recognition in business activities may be subject to healthcare fraud and abuse laws and health information privacy and security laws, our markets and our business may be adversely affected. which could expose us to significant criminal sanctions, civil penalties, contractual damages, reputational harm, administrative burdens and diminished profits and future earnings. • If our information technology systems or data is or were compromised, we could experience adverse consequences resulting from such compromise, including, but not limited to, interruptions to our operations, claims that we breached our data protection obligations, decreased use of the Biote Method, loss of Biote partnered clinics or Biote-certified practitioners or sales, and harm to our reputation. 64 Confidential Material – Do Not Distribute

Risk Factors Risks Related to the Business Combination • Biote and Haymaker will be subject to business uncertainties and contractual restrictions while the business combination is pending. • The Board did not obtain a fairness opinion with respect to Biote and, therefore, you may be relying solely on the judgment of the Board in approving the business combination. • One or more of the conditions to the business combination may be waived. • There are risks to stockholders who are not affiliates of the Sponsor of becoming stockholders of the Combined • Haymaker and Biote have incurred and expect to incur significant transaction and transition costs in connection Company through the business combination rather than through an underwritten public offering, including no with the business combination. independent due diligence review by an underwriter and conflicts of interest of the Sponsor. • If, following the business combination, securities or industry analysts do not publish or cease publishing research • Concentration of ownership among the Combined Company’s directors, executive officers and principal or reports about the Combined Company, its business, or its market, or if they change their recommendations stockholders may prevent new investors from influencing significant corporate decisions. regarding the Combined Company’s securities adversely, the price and trading volume of the Combined Company’s securities could decline. • Following the consummation of the business combination, the Combined Company will incur significant increased expenses and administrative burdens as a public company, which could negatively impact its business, financial • If the benefits of the business combination do not meet the expectations of investors or securities analysts or for condition and results of operations. other reasons, the market price of Haymaker’s securities or, following the business combination, the Combined Company’s securities, may decline. • Our internal controls over financial reporting currently do not meet all of the standards contemplated by Section 404 of the Sarbanes-Oxley Act, and failure to achieve and maintain an effective system of disclosure controls and Risks Related to Ownership of Our Securities internal control over financial reporting could impair our ability to produce timely and accurate financial statements or comply with applicable regulations.• Because there are no current plans to pay cash dividends on the Combined Company’s Class A common stock for the foreseeable future, you may not receive any return on investment unless you sell the Combined Company’s • Resales of shares of common stock could depress the market price of our common stock. Class A common stock for a price greater than that which you paid for it. • Haymaker and Biote will be subject to business uncertainties and contractual restrictions while the business • We may require additional capital to support business growth, and if capital is not available to us or is available combination is pending. only by diluting existing stockholders, our business, operating results and financial condition may suffer. • If the business combination’s benefits do not meet the expectations of investors, stockholders or financial analysts, • Anti-takeover provisions contained in the proposed charter and proposed bylaws, as well as provisions of the market price of our securities may decline. Delaware law, could impair a takeover attempt. • We will be an “emerging growth company” and a “smaller reporting company” following the business • Future sales, or the perception of future sales, by the Combined Company or its stockholders in the public market combination, and if we take advantage of certain exemptions from disclosure requirements available to emerging following the business combination, the issuance of rights to purchase the Combined Company’s Class A common growth companies and/or smaller reporting companies, this could make our securities less attractive to investors stock, including pursuant to the Incentive Plan and the ESPP, and future exercises of registration rights could result and may make it more difficult to compare our performance with other public companies. in the additional dilution of the percentage ownership of the Combined Company’s stockholders and cause the market price for the Combined Company’s Class A common stock to decline. • There can be no assurance that the Combined Company’s securities that will be issued in connection with the business combination will be approved for listing on the chosen stock exchange following the Closing, or that the • We may be subject to periodic claims and litigation that could result in unexpected expenses and could ultimately Combined Company will be able to comply with the continued listing standards of such stock exchange. be resolved against us. • Future resales of Class A common stock may cause the market price of our securities to drop significantly, even if our business is doing well. 65 Confidential Material – Do Not Distribute